EXECUTION COPY
AMENDMENT NO. 1
TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of February 17, 2016 by and among Churchill Downs Incorporated, a Kentucky corporation (the “Borrower”), the Guarantors, the financial institutions listed on the signature pages hereto as the “Lenders” referred to below and JPMorgan Chase Bank, N.A., as the agent (the “Agent”) and the collateral agent (the “Collateral Agent” and collectively with the Agent, the “Agents”) for the Lenders. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.
W I T N E S S E T H:
WHEREAS, the signatories hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of May 17, 2013, as amended and restated as of December 1, 2014, by and among the Borrower, the Guarantors from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Agent (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Lenders party hereto and the Agents have agreed to the following amendments to the Credit Agreement.
1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to (i) delete the definition of “Amendment No. 2 Effective Date” appearing therein in its entirety and (ii) add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Alternate Base Rate” means, for any day, a rate of interest per annum equal to the highest of (a) the Prime Rate in effect for such date, (b) the sum of the NYFRB Rate in effect for such day plus 1/2% per annum and (c) the sum of (i) the quotient of (x) the Eurodollar Base Rate for a one month Interest Period in U.S. dollars on such day (or if such day is not a Business Day, the immediately preceding Business Day), divided by (y) one minus the Reserve Requirement (expressed as a decimal) applicable to such one month Interest Period, plus (ii) 1% per annum; provided that, for the avoidance of doubt, the Eurodollar Base Rate for any day shall be based on the Eurodollar Base Rate at approximately 11:00 a.m. (London time) on such day, subject to the interest rate floors set forth in the definition of Eurodollar Base Rate. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Eurodollar Base Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Eurodollar Base Rate, respectively.

“Amendment No. 1 Effective Date” means February 17, 2016.

“Consolidated Adjusted EBITDA” for any Reference Period (as defined in the definition of “Adjusted EBITDA”) means the consolidated Adjusted EBITDA of all of the Loan Parties for that period, consolidated in accordance with Agreement Accounting Principles. The EBITDA of the Excluded Subsidiaries shall not be included in Consolidated Adjusted EBITDA; provided that, for the avoidance of doubt, this sentence shall not exclude from Consolidated Adjusted EBITDA of any Loan Party the income of an Excluded Subsidiary (to the extent constituting cash dividends or distributions actually received by such Loan Party) that is permitted to be included in Consolidated Net Income pursuant to the definition of Consolidated Net Income.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Revolving Facility Termination Date” means February 17, 2021, or any earlier date on which the aggregate Revolving Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Crimea, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Specified Acquisition” means the acquisition by a joint venture Subsidiary of certain entities and businesses, all as more fully described to the Lenders in the lender presentation for Amendment No. 1 to this Agreement.

“Term Loan Facility Termination Date” means February 17, 2021.

(b) Section 2.4.1 of the Credit Agreement is hereby amended to restate the table set forth therein in its entirety as follows:

Date	Amount
March 31, 2016	$2,359,375.00
June 30, 2016	$2,359,375.00
September 30, 2016	$2,359,375.00
December 31,2016	$2,359,375.00
March 31, 2017	$3,539,062.50
June 30, 2017	$3,539,062.50
September 30, 2017	$3,539,062.50
December 31,2017	$3,539,062.50
March 31, 2018	$4,718,750.00
June 30, 2018	$4,718,750.00
September 30, 2018	$4,718,750.00
December 31,2018	$4,718,750.00
March 31, 2019	$5,898,437.50
June 30, 2019	$5,898,437.50
September 30, 2019	$5,898,437.50
December 31, 2019	$5,898,437.50
March 31, 2020	$7,078,125.00
June 30, 2020	$7,078,125.00
September 30, 2020	$7,078,125.00
December 31, 2020	$7,078,125.00

(c) Section 5.8 of the Credit Agreement is hereby amended to delete the phrase “Amendment No. 2 Effective Date” appearing therein and replace such phrase with “Amendment No. 1 Effective Date”.
(d) Section 6.13(ii) of the Credit Agreement is hereby amended to (i) delete each reference to “the Amendment No. 2 Effective Date” appearing therein and replace each such reference with “the Amendment No. 1 Effective Date”.
(e) Section 6.13(ii) of the Credit Agreement is hereby further amended to insert the following proviso immediately at the end thereof:
“; provided that it is understood and agreed that an Investment by one or more Loan Parties in the applicable acquiror joint venture Subsidiary solely for the purpose of providing the funds to pay the acquisition consideration in respect of the Specified Acquisition shall not be counted against such foregoing 25% of Consolidated Net Worth limitation”

(f) Section 6.13(iii)(e) of the Credit Agreement is hereby amended to insert the following parenthetical immediately at the end thereof:
“(provided that no such consent shall be required for the applicable acquiror joint venture Subsidiary being used to effect, and the entities being acquired pursuant to, the Specified Acquisition)”

(g) Section 6.13(iii)(g) of the Credit Agreement is hereby amended to insert the following proviso immediately at the end thereof:
“; provided that it is understood and agreed that any consideration paid by the Loan Parties or any of their Subsidiaries in respect of the Specified Acquisition shall not be counted against such foregoing 25% of Consolidated Net Worth limitation”

(h) Section 9.11 of the Credit Agreement is hereby amended to delete the phrase “on a nonconfidential basis prior to disclosure by the Borrower” appearing therein and replace such phrase with “on a nonconfidential basis prior to disclosure by the Borrower and other than information pertaining to this

Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry”.
(i) Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A attached hereto.
(j) The Commitment Schedule to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex B attached hereto.
(k) The aggregate outstanding principal amounts of the Term Loans as of the Amendment No. 1 Effective Date are set forth on Annex B attached hereto. The outstanding Term Loans held by certain of the Lenders immediately prior to the effectiveness of this Amendment are hereby deemed reallocated, sold, assigned and transferred to the applicable Lenders as individually set forth on Annex B attached hereto, and, accordingly, such applicable Lenders’ holding of the Term Loans, on the Amendment No. 1 Effective Date and upon the effectiveness of this Amendment, are set forth on Annex B attached hereto.
(l) The Pricing Schedule to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex C attached hereto.
(m) U.S. Bank National Association is hereby designated as (i) a Syndication Agent in respect of the credit facilities evidenced by the Credit Agreement as amended hereby and (ii) a Joint Lead Arranger and a Joint Book Runner in respect of the revolving credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, the cover page of the Credit Agreement is amended to (x) add a reference to U.S. Bank National Association as a Syndication Agent as well as a Joint Lead Arranger and a Joint Book Runner in respect of the revolving credit facility and (y) delete the reference to U.S. Bank National Association as a Documentation Agent.

2. Departing Lender.

(a) Branch Banking and Trust Company (the “Departing Lender”) is entering into this Amendment solely to evidence its exit from the Credit Agreement and shall have absolutely no obligation hereunder. Upon the effectiveness hereof and the payment described in Section 2(b)(ii), each Departing Lender shall no longer (i) constitute a “Lender” for any purpose under the Loan Documents, (ii) be a party to the Credit Agreement and (iii) have any obligations under any of the Loan Documents, in each case, without further action required on the part of any Person; and
(b) Upon the effectiveness hereof: (i) the Departing Lender’s “Commitment” under the Credit Agreement shall be terminated, (ii) the Departing Lender shall have received payment in full in immediately available funds of all of its Loans, all interest thereon and all other amounts payable to it under the Credit Agreement, (iii) the Departing Lender shall not be a Lender hereunder as evidenced by its execution and delivery of its signature page hereto (provided, however, that the Departing Lender shall continue to be entitled to the benefits of Sections 3.1, 3.2, 3.4, 3.5 and 9.6) and (iv) the defined term “Lenders” in the Credit Agreement shall exclude the Departing Lender.

3. New Lenders.

(a) Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Amendment No. 1 Effective Date (each, an “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Amendment No. 1 Effective Date, become a Lender for all purposes of the Credit Agreement, with Commitments and outstanding Loans, as applicable, as set forth on the amended and restated Commitment Schedule in the form of Annex B attached hereto.
(b) Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Amendment No. 1 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Agent, any Lender or any LC Issuer; and (b) agrees that (i) it will, independently and without reliance on the Agent, any Lender or any LC Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

4. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if:

(a) the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders (including the New Lenders and the Departing Lender) and the Agent;
(b) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders (but not the Departing Lenders) and dated the Amendment No. 1 Effective Date) of Stites & Harbison PLLC, counsel for the Loan Parties in form and substance reasonably satisfactory to the Agent and its counsel and covering such matters relating to the Loan Parties, the Loan Documents, this Amendment or the transactions contemplated by the Credit Agreement as the Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion;
(c) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the transactions contemplated by the Credit Agreement (as modified hereby) and any other legal matters relating to such Loan Parties, the Loan Documents or the transactions contemplated by the Credit Agreement (as modified hereby), all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(d) the Borrower shall have paid, and the Agent shall have received, (i) for the account of each Lender (including each New Lender but excluding the Departing Lender) that executes and delivers its signature page hereto by such time as is requested by the Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders and (ii) all of the fees and expenses of the Agents and their Affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Agents) in connection with this Amendment and the other Loan Documents; and
(e) The Administrative Agent shall have administered such reallocations, sales, assignments, transfers (or other relevant actions in respect) of each Lender’s Pro Rata Share of the relevant Class of Outstanding Credit Exposure under the Credit Agreement (including the New Lenders) as are necessary in order that each relevant Class of Outstanding Credit Exposure with respect to such Lender reflects such Lender’s Pro Rata Share of such Class of Outstanding Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of Eurodollar Loans and the reallocation described in this clause (e), in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement unless such compensation is waived by the applicable Lender in its sole discretion.

5. Representations and Warranties of the Loan Parties. The Loan Parties jointly and severally hereby represent and warrant as follows:

(a) Each Loan Party has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by each Loan Party of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper corporate proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally.
(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

6. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.
(b) Each Loan Party, by its signature below, hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of such Loan Party arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms all of its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for itself and the Lenders) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby reaffirmed, ratified and confirmed.
(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.
(d) This Amendment is a Loan Document.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF KENTUCKY, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

*******

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CHURCHILL DOWNS INCORPORATED,
as the Borrower

By:     ____________________________________
Name:
Title:

GUARANTORS:

CHURCHILL DOWNS MANAGEMENT COMPANY, LLC, as a Guarantor

By     _____________________________

Name:
Title:

CALDER RACE COURSE, INC., as a Guarantor

By ____________________________
Name:
Title:

TROPICAL PARK, LLC, as a Guarantor

By ____________________________
Name:
Title:

ARLINGTON PARK RACECOURSE, LLC, as a Guarantor

By _______________________________
Name:
Title:

ARLINGTON OTB CORP., as a Guarantor

By _______________________________
Name:
Title:

QUAD CITY DOWNS, INC., as a Guarantor

By ________________________________
Name:
Title:

CHURCHILL DOWNS LOUISIANA HORSERACING COMPANY, L.L.C., as a Guarantor

By _______________________________
Name:
Title:

CHURCHILL DOWNS LOUISIANA VIDEO POKER COMPANY, L.L.C., as a Guarantor

By __________________________________
Name:
Title:

VIDEO SERVICES, L.L.C., as a Guarantor

By ____________________________________
Name:
Title:

CHURCHILL DOWNS TECHNOLOGY INITIATIVES COMPANY, as a Guarantor

By ________________________________________
Name:
Title:

HCRH, LLC, as a Guarantor

By __________________________________________
Name:
Title:

SW GAMING LLC, as a Guarantor

By ___________________________________________
Name:
Title:

UNITED TOTE COMPANY, as a Guarantor

By ___________________________________________
Name:
Title:

YOUBET.COM, LLC, as a Guarantor

By ___________________________________________
Name:
Title:

MAGNOLIA HILL, LLC, as a Guarantor

By ___________________________________________
Name:
Title:

CHURCHILL DOWNS RACETRACK, LLC, as a Guarantor

By ____________________________________________
Name:
Title:

CDTC LLC, as a Guarantor

By ______________________________________________
Name:
Title:

MVGR, LLC, as a Guarantor

By _______________________________________________
Name:
Title:

BB DEVELOPMENT LLC, as a Guarantor

By ________________________________________________
Name:
Title:

BIG FISH GAMES, INC., as a Guarantor

By _______________________________________________
Name:
Title:

BFG HOLDING LLC, as a Guarantor

By ___________________________________________
Name:
Title:

3 MINUTE GAMES LLC, as a Guarantor

By _____________________________________________
Name:
Title:

SLOTS, SLOT MACHINES AND SLOTS TOURNAMENTS LLC, as a Guarantor

By _____________________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually as a Lender, as an LC Issuer and as Agent By: Name: Title:

PNC BANK, NATIONAL ASSOCIATION, individually as a Lender, as an LC Issuer and as Swing Line Lender By: Name: Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: Name: Title:

FIFTH THIRD BANK, as a Lender By: Name: Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title:

CITIZENS BANK OF PENNSYLVANIA, as a Lender By: Name: Title:

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Departing Lender

By:
Name:
Title:

ANNEX A
SCHEDULE 1
SUBSIDIARIES AND OTHER INVESTMENTS

Attached

ANNEX B

COMMITMENT SCHEDULE

LENDER	REVOLVING COMMITMENT	OUTSTANDING PRINCIPAL AMOUNT OF TERM LOANS AS OF AMENDMENT NO. 1 EFFECTIVE DATE

JPMORGAN CHASE BANK, N.A.	$119,782,214.15	$45,217,785.85

U.S. BANK, NATIONAL ASSOCIATION	$101,633,393.83	$38,366,606.17

PNC BANK, NATIONAL ASSOCIATION	$93,647,912.89	$35,352,087.11

FIFTH THIRD BANK	$90,562,613.43	$34,187,386.57

WELLS FARGO BANK, NATIONAL ASSOCIATION	$79,854,809.44	$30,145,190.56

CITIZENS BANK OF PENNSYLVANIA	$14,519,056.26	$5,480,943.74

TOTALS	$500,000,000.00	$188,750,000.00

ANNEX C

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Eurodollar Rate	1.125%	1.25%	1.50%	1.875%	2.25%	2.50%
Floating Rate	0.125%	0.25%	0.50%	0.875%	1.25%	1.50%

Applicable Fee Rate	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Commitment Fee	0.15%	0.175%	0.20%	0.25%	0.30%	0.35%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Total Leverage Ratio is less than 1.00 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Total Leverage Ratio is greater than or equal to 1.00 to 1.00 and less than 1.75 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Total Leverage Ratio is greater than or equal to 1.75 to 1.00 and less than 2.50 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Total Leverage Ratio is greater than or equal to 2.50 to 1.00 and less than 3.25 to 1.00.

“Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the Total Leverage Ratio is greater than or equal to 3.25 to 1.00 and less than 4.00 to 1.00.

“Level VI Status” exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status and Level VI Status.

If at any time the Borrower fails to deliver the Financials to the Agent on or before the date such statements or certificates are due, Level VI Status shall be deemed applicable for the period commencing five (5) business days after such required date of delivery and ending on the date which is five (5) business days after such statements or certificates are actually delivered, after which the Status shall be determined in accordance with the table above as applicable.

Except as otherwise provided in the paragraph below, adjustments, if any, to the Status then in effect shall be effective five (5) business days after the Agent has received the applicable financial statements and certificates (it being understood and agreed that each change in Status shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change).

Notwithstanding the foregoing, Level IV Status shall be deemed to be applicable as of the Amendment No. 1 Effective Date until the Agent’s receipt of the applicable financial statements for the Borrower’s fiscal year ending on or about December 31, 2015 (unless such financial statements demonstrate that Level V Status or Level VI Status should have been applicable during such period, in which case such other Status shall be deemed to be applicable during such period) and adjustments to the Status then in effect shall thereafter be effected in accordance with the preceding paragraphs.